                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549




                         ______________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 16, 1997
                              --------------------
                                 Date of Report
                        (Date of earliest event reported)

                         SHURGARD STORAGE CENTERS, INC.
    -------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  0-23466                   91-1080141
     ----------------         ---------------------       -------------------
     (State or other          (Commission File No.)         (IRS Employer
     jurisdiction of                                      Identification No.)
     incorporation)


                          1201 Third Avenue, Suite 2200
                           Seattle, Washington  98101
    -------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (206) 624-8100
    -------------------------------------------------------------------------
              (Registrant's telephone number, including area code)




                                                       Exhibit Index on Page 4


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ITEM 5.   OTHER EVENTS

     Shurgard Storage Centers, Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of shares of its Class A Common Stock under the Company's shelf Registration Statement on Form S-3 (File No. 33-58693), effective May 3, 1995 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.   FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.    Description
-----------    -----------
1.1            Underwriting Agreement, dated January 16, 1997, between Smith
               Barney Inc. and the Company

5.1            Opinion of Perkins Coie

23.1           Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SHURGARD STORAGE CENTERS, INC.


Dated:  January 15, 1997

                                   By   /s/ Harrell Beck
                                        -------------------------------------
                                        Harrell Beck, Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.    Description                                            Page
-----------    -----------                                            ----
1.1            Underwriting Agreement, dated January 16, 1997,
               between Smith Barney Inc. and the Company

5.1            Opinion of Perkins Coie

23.1           Consent of Deloitte & Touche LLP

23.2 Consent of Perkins Coie (contained in the opinion filed as Exhibit 5.1 hereto)